Wells Fargo & Company

                          Common Stock, par value $5.00

                      ------------------------------------



                                                                October 12, 1998

Goldman, Sachs & Co.
  As representative of the Underwriters
  named in Schedule I hereto,
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

         Wells Fargo & Company, a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 2,500,000 shares (the "Shares") of common stock, par value $5.00 per share ("Stock"), of the Company.

         The Company has entered into an Agreement and Plan of Merger, dated as of June 7, 1998, and amended and restated as of September 10, 1998 (the "Merger Agreement"), by and among the Company, Norwest Corporation, a Delaware corporation ("Norwest"), and WFC Holdings Corporation, a Delaware corporation and a wholly-owned subsidiary of Norwest ("Merger Sub"), which provides for the merger of the Company with and into Merger Sub with Merger Sub as the surviving corporation (the "Merger"). Subject to the terms and conditions of the Merger, at the effective time of the Merger each outstanding share of the Company's Stock will be converted into the right to receive ten shares of common stock, par value $1-2/3 per share, of Norwest (the "Norwest Shares"). In connection with the Merger, Norwest has filed a Registration Statement on Form S-4 (No. 333-63247), including the Joint Proxy Statement/Prospectus contained therein (the "Merger Registration Statement"), which is incorporated by reference in the Registration Statement and Prospectus (each as hereinafter defined). The Company understands that Norwest will enter into an agreement in substantially the form of Annex II hereto (the "Norwest Agreement") with you as a condition to entry into this Agreement. For purposes of this Agreement, following consummation of the Merger, Norwest shall be deemed a successor of the Company and the term "Company" as used herein shall refer to and mean Norwest, as renamed "Wells Fargo & Company" (it being understood, for the avoidance of doubt, that any obligations recited herein as obligations of the Company shall, after consummation of the Merger, be deemed obligations of Norwest as the direct parent company of the corporation surviving the Merger).

         1. The Company represents and warrants to, and agrees with, each of the Underwriters that:

         (a) A registration statement on Form S-3 (File No. 333-10469), and Post-Effective Amendment No. 1 thereto (together, the "Initial Registration Statement"), in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering

     (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed with the Commission (other than a preliminary prospectus filed pursuant to Rule 424 of the rules and regulations of the Commission under the Act); and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424 of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; and the prospectus relating to the Shares, as amended or supplemented, in the form of a final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, is hereinafter called the "Prospectus"; and any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company and Norwest filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement);

         (b) No  order  preventing  or  suspending  the  use of any  Preliminary
     Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, complied in all material respects with the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions (i) made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein or (ii) relating to Norwest or its business, operations, financial condition or prospects;

         (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will comply in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions
     (i) made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein or (ii) relating to Norwest or its business, operations, financial condition or prospects;

         (d) The Registration Statement complies, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will comply, in all material respects with the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to (i) that part of the Registration Statement which constitutes a Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended, of any trustee or (ii) any statements or omissions (x) made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein or (y) relating to Norwest or its business, operations, financial condition or prospects;

         (e) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there has not been any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, or business prospects of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus and (ii) neither the Company nor any of its subsidiaries has entered into any material transactions except in the ordinary course of business;

         (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended, with all requisite corporate power and authority to own its properties and conduct its business as described in the Prospectus, except to the extent that the failure to have such corporate power and authority is not reasonably likely to have a material adverse effect on the Company and its subsidiaries, taken as a whole, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and Wells Fargo Bank, N.A. has been duly organized and is validly existing as a national banking association under the Federal laws of the United States and continues to hold a valid certificate to do business as such and has all requisite power and authority to conduct its business as such; and Wells Fargo Bank, N.A. is the only "significant subsidiary" of the Company (within the meaning of Rule 1-02 of the Commission's Regulation S-X) as of the date hereof;

         (g) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, and are fully paid and non-assessable; and all of the issued shares of capital stock of Wells Fargo Bank, N.A. have been duly and validly authorized and issued, are fully paid and non-assessable (subject, however, to the provisions of Section 55, Title 12, of the United State Code) and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

         (h) The Shares to be issued and sold by the Company to the Underwriters hereunder will be newly issued (as opposed to treasury shares) and have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable;

         (i) The issue and sale of the Shares by the Company hereunder and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject that is material to the Company and its subsidiaries, taken as a whole, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

         (j) Neither the Company nor Wells Fargo Bank, N.A. is in violation of its Certificate of Incorporation or By-laws; and neither the Company nor Wells Fargo Bank, N.A. is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound which default would, either individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole;

         (k) The statements set forth in the Prospectus under the captions "Description of Capital Stock" and "Description of Common Stock", insofar as they purport to constitute a summary of the terms of the Stock, and under the captions "Plan of Distribution" and "Underwriting", accurately summarize the matters referred to therein;

         (l) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending or, to the best knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is reasonably likely, either individually or in the aggregate, to have a material adverse effect on the current or future consolidated financial position or business of the Company and its subsidiaries, taken as a whole;

         (m) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

         (n) KPMG Peat Marwick LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

         (o) The Merger Agreement has been duly authorized, executed and delivered by the Company; the Company has no current intent (and has no knowledge of any current intent on the part of Norwest) to terminate the Merger Agreement or otherwise not to consummate the transactions contemplated thereby; and neither the Company nor, to the best knowledge of the Company, Norwest or Merger Sub, is in breach or violation in any material respect of any of its respective representations, warranties or any covenants or agreements on its part to be performed under the Merger Agreement; and

         (p) The Company has reviewed its operations and that of its subsidiaries and is currently reviewing any third parties with which the Company or any of its subsidiaries has a material relationship to evaluate the extent to which the business or operations of the Company or any of its subsidiaries will be affected by the Year 2000 Problem. As a result of such review completed to the date hereof, except as disclosed in the Prospectus, the Company does not believe, that the Year 2000 Problem will have a material adverse effect on the condition, financial or otherwise, or in the earnings, business affairs, or business prospects of the Company and its subsidiaries, taken as a whole; provided, however, that the Company makes no representation or warranty regarding any Year 2000 Problem attributable to telephone systems and other utilities or any government or government authority. The "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

         2. Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per share of $303.75, the number of Shares set forth opposite the name of such Underwriter in Schedule I hereto.

         3. Upon the authorization by you of the release of the Shares, the several Underwriters propose to offer the Shares for sale upon the terms and conditions set forth in the Prospectus.

         4. (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to Goldman, Sachs & Co., through the facilities of The Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to Goldman, Sachs & Co. at least forty-eight hours in advance. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on October 15, 1998 or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date are herein called the "Time of Delivery".

         (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 7(j) hereof, will be delivered at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004 (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 4:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

         5. The Company agrees with each of the Underwriters:

         (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 424(b) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares (it being understood, for the avoidance of doubt, that, if such filing obligations shall continue, and such delivery of a prospectus is required after consummation of the Merger, any such report or definitive proxy or information statement required to be so filed with the Commission shall be that of Norwest, as the direct parent company of Merger
     Sub); to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

         (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

         (c) Prior to 10:00 A.M. New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify you and, if the Company fails to make such filing within a reasonable time, upon your reasonable request to file such document (provided that the Company may file any such document even if it fails to notify you) and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with
     Section 10(a)(3) of the Act (it being understood, for the avoidance of doubt, that any such documents required to be so filed after the consummation of the Merger may be that of Norwest, as the direct parent company of Merger Sub);

         (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158) (it being understood, for the avoidance of doubt, that any such earnings statement made available after the consummation of the Merger shall be that of Norwest, as the direct parent company of Merger Sub, and its subsidiaries);

         (e) During the period beginning from the date hereof and continuing to and including 45 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, (x) any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Shares or any such substantially similar securities (other than pursuant to employee stock option plans or dividend reinvestment plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), or (y) any Norwest Shares including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Norwest Shares or any such substantially similar securities (other than any such securities to be issued (1) in the Merger, (2) in connection with dividend reinvestment and direct purchase plans, director and employee benefit and stock option plans and compensation arrangements in effect from time to time, or (3) pursuant to such events, situations or circumstances described as excepted or permitted in Section 5.2(b) of the Merger Agreement) without your prior written consent;

         (f) To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds"; and

         (g) To use its best efforts to list, subject to notice of issuance, the Shares on the New York Stock Exchange (the "NYSE").

         6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of typing or copying any Agreement among Underwriters, this Agreement, the Norwest Agreement, the Blue Sky Memorandum, closing documents (including compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey;
(iv) all fees and expenses in connection with listing the Shares on the NYSE; and (v) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make. It being further understood, that as between the Company and any service provider (other than the Underwriters) this Section 6 is not intended to foreclose the Company from asserting that any charges submitted by any such service provider are unreasonable or incorrect.

         7. The obligations of the Underwriters hereunder, as to the Shares to be delivered at the Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein and of Norwest in the Norwest Agreement are, at and as of the Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

         (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

         (b) Sullivan & Cromwell, counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated the Time of Delivery, with respect to the validity of the Shares, the Registration Statement, the Prospectus as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

         (c) Gibson, Dunn & Crutcher LLP, counsel for the Company, and Guy Rounsaville, Jr., Chief Counsel of the Company, shall have furnished to you their respective written opinions, dated the Time of Delivery, covering the matters set forth below.

              (A) The opinion of Guy Rounsaville, Jr. will be to the effect that:

              (i) All of the issued shares of capital stock of the Company (other than the Shares) have been duly and validly authorized and issued and are fully paid and nonassessable;

              (ii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended, and has all requisite corporate power and authority to own its properties and conduct its business as described in the Prospectus;

              (iii) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction;

              (iv) Wells Fargo Bank, N.A. is duly organized and validly existing as a national banking association under the Federal laws of the United States, continues to hold a valid certificate to do business as such and has all requisite power and authority to conduct its business as such; all of the issued shares of capital stock of Wells Fargo Bank, N.A. have been duly and validly authorized and issued, are fully paid and non-assessable (subject, however, to Section 55 of Title 12 of the United States Code) and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

              (v) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is reasonably likely, either individually or in the aggregate, to have a material adverse effect on the current or future consolidated financial position or business of the Company and its subsidiaries, taken as a whole;

              (vi) The issue and sale of the Shares by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (1) the Certificate of Incorporation or By-laws of the Company or (2) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject which, in the case of clause (2), is reasonably likely , either individually or in the aggregate, to be material to the Company and its subsidiaries, taken as a whole;

              (vii) Such counsel does not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required; and

              (viii) The Merger Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery on the part of Norwest and Merger Sub, constitutes a valid and legally binding agreement of the Company in accordance with its terms;

              (B) The opinion of Gibson Dunn & Crutcher, LLP will be to the effect that:

              (i) The Company has an authorized capitalization as set forth in the Prospectus, the Shares have been duly and validly authorized by the Company, and when issued and delivered in accordance with the terms of this Agreement, will be fully paid and non-assessable;

              (ii) This Agreement has been duly authorized, executed and delivered by the Company;

              (iii) The issue and sale of the Shares by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions contemplated herein will not result in any violation of any United States Federal (other than Federal securities laws, as to which such counsel need express no opinion except as otherwise set forth herein) or State of California law (other than such state's securities laws, as to which such counsel need express no opinion) applicable to the Company or the General Corporation Law of the State of Delaware;

              (iv) No consent, approval, authorization, order, registration or qualification (1) of or with any such United States Federal or State of California court or governmental agency or body or (2) under the General Corporation Law the State of Delaware is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the approval of the Company's Board of Directors (which has been obtained), the registration under the Act of the Shares, and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

              (v) The statements set forth in the Prospectus under the captions "Description of Capital Stock" and "Description of Common Stock", insofar as they purport to constitute a summary of the terms of the Shares, and under the captions "Plan of Distribution" and "Underwriting", accurately summarize the matters referred to therein;

              (vi) The Company is not, after giving effect to the issuance of the Shares and the application of the proceeds thereof as described in the Prospectus, an "investment company", as such term is defined in the Investment Company Act;

              (vii) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto prior to the Time of Delivery (other than the financial statements, financial schedules and other financial information included therein, as to which such counsel need express no belief or opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and they have no reason to believe that any of such documents (other than the financial statements, financial schedules and other financial information included therein, as to which such counsel need express no belief or opinion), when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

              (viii) The Registration Statement and the Prospectus and any further amendments and supplements thereto made prior to the Time of Delivery (other than the financial statements, financial schedules and other financial information included therein, as to which the counsel need express no belief or opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder, although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (v) of this Section 7(c); they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made prior to the Time of Delivery (other than the financial statements, financial schedules and other financial information included therein, as to which the counsel need express no belief or opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made prior to the Time of Delivery (other than the financial statements, financial schedules and other financial information included therein, as to which such counsel need express no belief or opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made prior to the Time of Delivery (other than the financial statements, financial schedules and other financial information included therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (d) Stanley S. Stroup, General Counsel of Norwest, shall have furnished to you his written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Annex B to the Norwest Agreement;

         (e) At the Time of Delivery, the independent accountants of the Company and Norwest who have certified the financial statements of the Company and its subsidiaries and Norwest and its subsidiaries, respectively, included or incorporated by reference in the Registration Statement shall have furnished to you a letter or letters, dated the date of delivery thereof, in the form set forth in Annex I hereto;

         (f) Since the respective dates as of which information is given in the Prospectus there shall not have been any change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries, taken as a whole, or Norwest and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at the Time of Delivery on the terms and in the manner contemplated in the Prospectus;

         (g) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the NYSE; (ii) a suspension or material limitation in trading in the securities of the Company or Norwest on the NYSE; (iii) a general moratorium on commercial banking activities declared by either Federal or California, Minnesota or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iv) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

         (h) The Shares to be sold at the Time of Delivery shall have been duly listed, subject to notice of issuance, on the NYSE;

         (i) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

         (j) The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (f) of this Section, with respect to the Company and its subsidiaries in the case of subsection (f);

         (k) Norwest shall have furnished or caused to be furnished to you at such Time of Delivery the certificates required under Section 2(d) of the Norwest Agreement;

         (l) No termination of the Merger Agreement or failure of any condition to the consummation of the Merger shall have occurred or, to the knowledge of the Company and Norwest, is expected to occur; and no event shall have occurred or, to the knowledge of the Company and Norwest, has occurred or is expected to occur that would permit termination of the Merger Agreement and abandonment of the Merger pursuant to Section 8.1 thereof;

         (m) No stop order suspending the effectiveness of the Merger Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been threatened or initiated by the Commission;and

         (n) The Board of Governors of the Federal Reserve System shall have approved the Merger at its meeting on October 14, 1998, which approval may be subject to conditions except those conditions that in your reasonable judgment are so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at the Time of Delivery on the terms and in the manner contemplated in the Prospectus.

         8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred or (ii) the failure of any person which is a stockholder of the Company or Norwest and to whom any communication is made in connection with the offering of the Shares, which communication may be deemed a "solicitation" of a "proxy" (each as defined in Regulation 14A under the Exchange Act), to have first been supplied with a proxy statement meeting the requirements of Schedule 14A, as required by the applicable rules and regulations of the Securities and Exchange Commission; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement (i) in reliance upon and in conformity with written information furnished to the Company by (x) any Underwriter through Goldman, Sachs & Co. or (y) Norwest expressly for use therein or (ii) resulting from Norwest documents incorporated therein by reference; and provided further, that the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Shares to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Act if the Company has previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage or liability of such Underwriter has resulted from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was identified in writing at such time to such Underwriter and corrected in the Prospectus (excluding documents incorporated by reference) or in the Prospectus as then amended or supplemented (excluding documents incorporated by reference).

         (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. The indemnifying party shall not be liable for any settlement proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations (including the failure of the indemnified party to give the notice required under subsection (c) above). The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include, subject to the limitations set forth in this
     Section 8, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Act.

         (f) The terms "Underwriter" and "you" as used in this Section 8 shall also include Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc. and Dain Rauscher Wessels, a division of Dain Rauscher Incorporated, and such persons shall be deemed third party beneficiaries of the provisions of this Section 8.

         9. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at the Time of Delivery, and if the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at the Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at the Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (b) If at the Time of Delivery any Underwriter shall fail or refuse to purchase the Shares it has agreed to purchase hereunder and the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at the Time of Delivery, or if the Company shall not exercise the right described in subsection (a) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters and arrangements satisfactory to you and the Company for the purchase of such Shares are not made within 36 hours after such default, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the
     Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.

         11. If this Agreement shall be terminated  pursuant to Section 7(g)(i),
(iii) or (iv) or Section 9 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason, the Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company shall then be under no further liability to any Underwriter in respect of the Shares not so delivered except as provided in Sections 6 and 8 hereof.

         12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives at 32 Old Slip, 9th Floor, New York, New York 10004, Attention: Registration Department; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention:
Secretary;  provided,  however,  that any notice to an  Underwriter  pursuant to
Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

         13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement, except as expressly provided in Section 8(f). No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us ten counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                        Very truly yours,

                                        Wells Fargo & Company


                                        By: /s/ ROSS KARI
                                           ....................................
                                        Name:   Ross Kari
                                        Title:  EVP & Chief Financial Officer


Accepted as of the date hereof:

Goldman, Sachs & Co.




By: /s/ GOLDMAN, SACHS & CO.
   ..............................
       (Goldman, Sachs & Co.)

   On behalf of the Underwriters

                                   SCHEDULE I




                                                              TOTAL NUMBER OF
                                                                  SHARES
                              UNDERWRITER                     TO BE PURCHASED

Goldman, Sachs & Co..........................................    2,500,000

                                                                         ANNEX I


                           [Form of "comfort letter"]

                                                                        ANNEX II



                               NORWEST CORPORATION






                                                               October 12, 1998.

Goldman, Sachs & Co.,
  As Representative of the
  Underwriters named in the Underwriting Agreement
85 Broad Street
New York, New York  10004


Ladies and Gentleman:

     In connection with the proposed issuance and sale by Wells Fargo & Company ("Wells Fargo") of the Shares, specified in that certain Underwriting Agreement of even date herewith relating to the purchase and distribution by the Underwriters of the Shares (the "Underwriting Agreement"), and as an inducement to you to enter into the Underwriting Agreement, this will confirm our agreement with you as set forth below. Capitalized terms used herein without definition have been defined in the Underwriting Agreement.

     1.  Representations and Warranties.
         -------------------------------

              (a) Norwest Corporation ("Norwest") represents and warrants to you that, as of the date hereof and as of each Time of Delivery of the Shares, the statements contained in Annex A are true and correct. References therein to "Norwest Shares" shall be deemed to refer to the shares of common stock, par value $1-2/3 per share, of Norwest issuable in exchange for the Shares upon consummation of the Merger; and

              (b) In addition, Norwest further represents and warrants to you that as of the date hereof and as of each Time of Delivery of the
         Shares: (i) the Merger Registration Statement has been declared effective under the Act and no stop order suspending the effectiveness of the Merger Registration Statement or any part thereof has been issued and no proceedings for such purpose have been threatened or initiated by the Commission; (ii) the Merger Registration Statement, at the time it became effective, and the Joint Proxy Statement/Prospectus, in definitive form, contained therein, at the time it was filed with the Commission, complied in all material respects with the requirements of the Act and the rules and regulations of the Commission thereunder;
         (iii) the Merger Registration Statement, at the time it became effective, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Joint Proxy Statement/Prospectus, at the time it was filed with the Commission, and as of the date hereof, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this sentence shall not apply to statements in or omissions from the Merger Registration Statement or Joint Proxy Statement/Prospectus resulting from Wells Fargo documents incorporated therein by reference or made in reliance upon and in conformity with information furnished to Norwest in writing by Wells Fargo expressly for use in the Merger Registration Statement or Joint Proxy Statement/Prospectus; and (iv) KPMG Peat Marwick LLP, who have certified certain financial statements of Norwest and its subsidiaries, are independent public accountants as required by the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

     2. Covenants. Norwest agrees with each Underwriter participating in the offering of the Shares:

              (a) To file promptly all reports and any definitive proxy or information statements required to be filed by Norwest with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Shares;

              (b) During the period beginning on the date hereof and continuing to and including 45 days after the date of the Prospectus not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, (x) any securities of Wells Fargo that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Shares or any such substantially similar securities or (y) any Norwest Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Norwest Shares or any such substantially similar securities (other than any such securities to be issued (1) in the Merger, (2) in connection with dividend reinvestment and direct purchase plans, director and employee benefit and stock option plans and compensation arrangements in effect from time to time, or (3) pursuant to such events, situations or circumstances described as excepted or permitted in Section 5.2(b) of the Merger Agreement) without your prior written consent;

              (c) To furnish or cause to be furnished to you at the Time of Delivery of the Shares the written opinion, dated the Time of Delivery, of Stanley S. Stroup, Esq., Executive Vice President and General Counsel of Norwest, in form and substance reasonably satisfactory to you, to the effect set forth in Annex B hereto;

              (d) To furnish or cause to be furnished to you at the Time of Delivery of the Shares certificates of officers of Norwest reasonably satisfactory to you as to the accuracy of the representations and warranties of Norwest herein at and as of the Time of Delivery, as to the performance by Norwest of all of its obligations under this Agreement to be performed at or prior to the Time of Delivery, and as to the matters set forth in Section 7(f) (but only with respect to Norwest and its subsidiaries) and Section 7(m) of the Underwriting Agreement; and

              (e) Following consummation of the Merger, to observe, comply with and perform the obligations of the Company under the Underwriting Agreement, as successor to the Company as provided in the Underwriting Agreement.

     3.  Indemnification and Contribution.

              (a) Norwest agrees to indemnify and hold you harmless against, and to contribute to any payments the Underwriters may be required to make in respect of, any and all losses, claims, damages or liabilities described in Section 8 of the Underwriting Agreement on the same terms, and subject to the same conditions (except for clause (i)(y) and clause
         (ii)  in  the  first  proviso  in  Section  8(a)  of  the  Underwriting
         Agreement), as set forth therein with respect to Wells Fargo's obligations to each Underwriter, but, in the case of Section 8(a)(i) thereof, only with respect to statements in or omissions from the Registration Statement or Prospectus as amended or supplemented (i) resulting from Norwest documents incorporated therein by reference (the "Norwest Documents") or (ii) made in reliance upon and in conformity with information furnished to Wells Fargo in writing by Norwest expressly for use in the Prospectus;

              (b) The obligations of Norwest under this Section 3 shall be in addition to any liability which Norwest may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act.

     4. Survival. The indemnities, agreements, representations, warranties and other statements of Norwest set forth in this Agreement or made by or on behalf of Norwest pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or Norwest, or any officer or director or controlling person of Norwest, or Wells Fargo, or any officer or director or controlling person of Wells Fargo, and shall survive delivery of and payment for the Shares.

     5. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address set forth in Section 12 of the Underwriting Agreement; and if to Norwest shall be delivered or sent by mail, telex or facsimile transmission to Norwest Center, Sixth and Marquette, Minneapolis, Minnesota 55479-1026, attention of Stanley S. Stroup, facsimile
(612) 667-4399; provided, however, that any notice to an Underwriter pursuant to
Section 8(c) of the Underwriting Agreement shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     6. Parties. This Agreement shall be binding solely upon the parties hereto, and inure solely to the benefit of, the Underwriters and Norwest and, to the extent provided in Sections 3 and 4 hereof, the officers and directors of Norwest and each person who controls Norwest or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     8. Counterparts. This Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us ten counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the Annexes hereto, shall constitute a binding agreement between each of the Underwriters and Norwest. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to Norwest for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

                                        Very truly yours,

                                        Norwest Corporation

                                        By: /s/ LAUREL A. HOLSCHUH
                                           -------------------------------------
                                           Name:  Laurel A. Holschuh
                                           Title: Senior Vice President


Accepted as of the date
first above written:


Goldman, Sachs & Co.



By: /s/ GOLDMAN, SACHS & CO.
   .............................
    (Goldman, Sachs & Co.)

   On behalf of the Underwriters

                                     ANNEX A

     Norwest   represents  and  warrants  to,  and  agrees  with,  each  of  the
Underwriters as of the date hereof and as of the Time of Delivery of the Shares that:

     (a) The Norwest Documents, as of the date they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and as of such date or dates, none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will comply in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

     (b) The Registration Statement and the Prospectus do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall only apply to statements or omissions (i) relating to Norwest or its business, operations, financial condition or prospects or (ii) made in reliance upon and in conformity with information furnished to Wells Fargo in writing by Norwest expressly for use in the Registration Statement and Prospectus;

    (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there has not been any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, or business prospects of Norwest and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus and
(ii) neither Norwest nor any of its subsidiaries have entered into any material transactions except in the ordinary course of business;

    (d) Norwest has been duly incorporated, is validly existing as a corporation in good standing under the laws of Delaware and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended, and has all requisite power and authority to own its properties and conduct its business as described in the Prospectus except to the extent that the failure to have such corporate power and authority would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

    (e)  Other  than as set  forth  in the  Prospectus,  there  are no  legal or governmental proceedings pending or, to the best knowledge of Norwest, threatened to which Norwest or any of its subsidiaries is a party or of which any property of Norwest or any of its subsidiaries is reasonably likely, either individually or in the aggregate, to have a material adverse effect on the current or future consolidated financial position or stockholders' equity of Norwest and its subsidiaries, taken as a whole;

    (f) Norwest is not in violation of its Certificate of Incorporation or By-laws, and neither Norwest nor any of its subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound which default would, either individually or in the aggregate, have a material adverse effect on Norwest and its subsidiaries, taken as a whole;

     (g) This Agreement has been duly authorized, executed and delivered by Norwest;

     (h) The Merger Agreement has been duly authorized, executed and delivered by Norwest; Norwest has no current intent (and has no knowledge of any current intent on the part of Wells Fargo) to terminate the Merger Agreement or otherwise not to consummate the transactions contemplated thereby; and neither Norwest nor Merger Sub, nor, to the knowledge of Norwest, Wells Fargo, is in breach or violation in any material respect of any of its respective representations, warranties or any covenants or agreements on its part to be performed under the Merger Agreement; and

     (i) The Norwest Shares have been duly authorized for issuance pursuant to the Merger Agreement and, when delivered pursuant to the provisions of the Merger Agreement, the Norwest Shares will be validly issued, fully paid and nonassessable and will be listed subject to notice of issuance, on the New York Stock Exchange; and the Norwest Shares conform in all material respects to all statements relating thereto contained in the Prospectus.

     Any certificate signed by any officer of Norwest and delivered to you or your counsel in connection with the offering of the Shares shall be deemed a representation and warranty by Norwest, as to the matters covered thereby, to each Underwriter participating in such offering.

                                     ANNEX B

                      Written Opinion of Counsel to Norwest

     The written opinion of Stanley S. Stroup, General Counsel of Norwest, to be delivered pursuant to Section 2(a) of this Agreement shall be to the effect that:

         (a) Norwest has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHC Act"), with all requisite power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

         (b) The Norwest Shares have been duly authorized by all necessary corporate action on the part of Norwest and, when issued in accordance with the Merger Agreement, will be duly and validly issued and fully paid and non-assessable and the issuance of the Norwest Shares is not subject to any preemptive or similar rights other than rights under the Rights Agreement, as amended, dated as of November 22, 1988, between Norwest and Citibank, N.A.;

         (c) This Agreement has been duly authorized, executed and delivered by Norwest;

         (d) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by Norwest, except such as have been obtained under the Act and the BHC Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

         (e) Neither Norwest nor any of its subsidiaries is in violation of its Certificate of Incorporation or By-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

         (f) The statements set forth in the Joint Proxy Statement/Prospectus under the caption "Description of Norwest Capital Stock," insofar as they purport to constitute a summary of the terms of Norwest Shares, accurately summarize the matters referred to therein; and

         (g) The Merger Agreement has been duly authorized, executed and delivered by Norwest and Merger Sub and, assuming due authorization, execution and delivery on the part of Wells Fargo, constitutes a valid and legally binding agreement of Norwest and Merger Sub in accordance with its terms.

         The foregoing opinion shall be subject to customary assumptions and limitations, including that the opinion will be limited generally to the federal laws of the United States and the laws of the States of Minnesota and Delaware, other than federal and state securities and tax laws, and with respect to the opinion as to the enforceability of the Merger Agreement, will be subject to customary qualifications as to bankruptcy and equitable limitations.